Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

                 In connection with the Quarterly Report of Champps Entertainment, Inc. (the “Company”) on Form 10-Q for the period ended December 28, 2003 as filed with the Securities and Exchange Commission on February 4, 2004 (the “Report”), I, William H. Baumhauer, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 4, 2004	By: /s/ William H. Baumhauer William H. Baumhauer Chairman of the Board, President and Chief Executive Officer